International Flavors & Fragrances Inc.

         Vision 2001 Compensation Program — updated 2005 — Compensation Elements

        There are six elements of Vision 2001 Compensation Program:

         • Salary

         • Annual Incentive

         • Long Term Incentive

         • Equity

         • Perquisites

         • Deferred Compensation

International Flavors & Fragrances Inc.

Vision 2001 Compensation Program - updated 2005 - Compensation Elements
(Incentive elements and equity represented as a percentage of base salary)

Salary Grade	Salary Grade Range ($000s)			Annual Incentive (a)			Long Term Incentive			Restricted Stock Grants (c)

	Min.		Max.	Threshold	Target	Max.	Threshold	Target	Max.	Minimum	Target	Max.

CEO	$900	-		60.0%	120.0%	180.0%	25.0%	100.0%	150.0%	60.0%	120.0%	180.0%
L	$450	-	$750	37.5%	75.0%	112.5%	20.0%	80.0%	120.0%	55.0%	110.0%	165.0%
K	$325	-	$585	27.5%	55.0%	82.5%	16.3%	65.0%	97.5%	47.5%	95.0%	142.5%
J	$275	-	$495	22.5%	45.0%	67.5%	15.0%	60.0%	90.0%	40.0%	80.0%	120.0%
I	$200	-	$360	22.5%	45.0%	67.5%	12.5%	50.0%	75.0%	37.5%	75.0%	112.5%
H	$160	-	$300	17.5%	35.0%	52.5%	10.0%	40.0%	60.0%	22.5%	45.0%	67.5%
G	$130	-	$250	17.5%	35.0%	52.5%		--		--	30.0%	--
F	$100	-	$200	12.5%	25.0%	37.5%		--		--	20.0%	--
E	$ 75	-	$150	10.0%	20.0%	30.0%		--		--	15.0%	--
D	$ 60	-	$110	5.0%	10.0%	15.0%		--		--	10.0%	--
C	$ 50	-	$ 90	4.0%	8.0%	12.0%		--		--	8.0%	--
B	$ 40	-	$ 65		n/a(b)			--		--	--	--
A	$ 30	-	$ 50		n/a(b)			--		--	--	--

(a)     For Salary Grades G and below, target percentages expressed are for US based employees; target percentages vary in other countries based on competitive practice.
(b)     Where competitively warranted, local incentive plans are in place.
(c)     For Salary Grades H and above, restricted stock grants are subject to both performance criteria and service vesting provisions; for Salary Grades G and below, restricted stock grants are subject to service vesting provisions only.

Vision 2001 Compensation Program - updated 2005 - Other Elements
Perquisites Plan

Salary Grade	Car	Vacation	Severance	Annual Physical	Parking	Class of Air Travel	Financial Counseling & Estate Planning	Fitness Club (e)

CEO	Yes	per Board	per Contract (a)	Yes	Yes	First or Business	Yes (c)	Yes
L	Yes	4 Weeks	per ESP (b)	Yes	Yes	First or Business	Yes (c )	Yes
K	Yes	4 Weeks	per ESP (b)	Yes	Yes	First or Business	Yes (c)	Yes
J	Yes	4 Weeks	per ESP (b)	Yes	Yes	First or Business	Yes (c)	Yes
I	Yes	4 Weeks	per ESP (b)	Yes	Yes	Business or Coach	Yes (d)	Yes
H	Yes	4 Weeks	per ESP (b)	Yes	Yes	Business or Coach	Yes (d)	Yes
G	No	4 Weeks	12 months	Yes	No	Coach or Bus (> 5 hrs)	No	No
F	No	3 Weeks	per Policy (6 mos min.)	No	No	Coach or Bus (> 5 hrs)	No	No
E	No	3 Weeks	per Policy (6 mos min.)	No	No	Coach or Bus (> 5 hrs)	No	No
D	No	per Policy	per Policy	No	No	Coach or Bus (> 5 hrs)	No	No
C	No	per Policy	per Policy	No	No	--	No	No
B	No	per Policy	per Policy	No	No	--	No	No
A	No	per Policy	per Policy	No	No	--	No	No

(a)     Covered under Executive Separation Policy except as provided in CEO letter agreement.
(b)     ESP = Executive Separation Policy.
(c)     Individual financial counseling from specified provider annually and estate/tax planning provided up to an amount of $4,000 per 3 year period.
(d)     Individual financial counseling from specified provider annually.
(e)     Fitness club subsidy provided to a maximum of $3,000 per year.